UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

EVOLUTION PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-32942	41-1781991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Blvd., Suite 1300, Houston, Texas 770042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 15, 2011, Evolution Petroleum Corporation, a Nevada corporation (the “Company”), entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with McNicoll, Lewis & Vlak LLC (“MLV”), as the Company’s sales agent and manager, pursuant to which the Company intends to sell, from time to time, up to 180,000 shares of its 8.5% Series A Cumulative Preferred Stock (the “Series A Preferred Stock”), par value $0.001 per share and liquidation preference $25.00 per share.  The Company’s Series A Preferred Stock is listed on the NYSE Amex under the symbol “EPM.PR.A.”

Pursuant to the Sales Agreement, the sales, if any, of the Company’s Series A Preferred Stock made under the Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Sales Agreement provides for compensation to MLV ranging from 3% to 5% of the gross proceeds from the sale of shares of Series A Preferred Stock. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company’s net proceeds for the sale of shares. The Company has also agreed to indemnify MLV against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At-The-Market Issuance Sales Agreement, dated July 15, 2011, by and between Evolution Petroleum Corporation and McNicoll, Lewis & Vlak LLC.

5.1	Opinion of Adams and Reese LLP dated July 15, 2011.

23.1	Consent of Adams and Reese LLP (included in Exhibit 5.1).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLUTION PETROLEUM CORPORATION

Date: July 15, 2011	By:	/s/ Robert S. Herlin
Robert S. Herlin
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

1.1	At-The-Market Issuance Sales Agreement, dated July 15, 2011, by and between Evolution Petroleum Corporation and McNicoll, Lewis & Vlak LLC.

5.1	Opinion of Adams and Reese LLP dated July 15, 2011.

23.1	Consent of Adams and Reese LLP (included in Exhibit 5.1).